LETTERHEAD OF PRICEWATERHOUSECOOPERS
________________________________________________________________________________

                                                                    EXHIBIT 99.1

HSP Graphics Ltd./
Graphiques HSP Ltee.

Financial Statements
October 31, 1999
(expressed in U.S. dollars)

LETTERHEAD OF PRICEWATERHOUSECOOPERS
________________________________________________________________________________


December 10, 1999



Auditors' Report

To the Shareholders of
HSP Graphics Ltd./Graphiques HSP Ltee.


We have audited the balance sheet of HSP Graphics Ltd. / Graphiques HSP Ltee. as at October 31, 1999 and the statements of income, retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the company as at October 31, 1999 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.


PRICEWATERHOUSECOOPERS LLP

Chartered Accountants

Hamilton, Ontario


PricewaterhouseCoopers refers to the Canadian firm of PricewaterhouseCoopers LLP and other members of the worldwide PricewaterhouseCoopers organization.

HSP Graphics Ltd. / Graphiques HSP Ltee.
Balance Sheet
As at October 31, 1999
________________________________________________________________________________
(expressed in U.S. dollars)



                                                                          1999                    1998
                                                                             $                       $
Assets

Current assets
Accounts receivable (note 5)                                         2,120,407               2,573,334
Inventories (notes 3 and 5)                                            316,525                 400,338
Prepaid expenses                                                        14,161                   5,859
Income taxes recoverable                                                     -                 114,978
                                                                ----------------------------------------
                                                                     2,451,093               3,094,509

Capital assets (notes 4 and 5)                                       1,115,940               1,237,760

Goodwill - net of accumulated amortization of $523,184 (1998 -       1,376,012               1,439,434
 $459,762)
                                                                ----------------------------------------

                                                                     4,943,045               5,771,703
                                                                ========================================
Liabilities

Current liabilities
Bank indebtedness                                                       75,824                 765,729
Accounts payable and accrued liabilities                               901,716               1,299,025
Unearned revenue                                                             -                 169,918
Income taxes payable                                                   158,864                       -
Current portion of long-term debt (note 5)                             236,526                 239,244
                                                               -----------------------------------------

                                                                     1,372,930               2,473,916

Long-term debt (note 5)                                                500,918                 380,616

Management fee loan (notes 5 and 7)                                    388,605                 346,969

Management bonus payable (notes 5 and 8)                               143,233                 127,887

Promissory note payable (note 6)                                             -                 543,737

Future income taxes                                                    157,004                  17,671
                                                                ----------------------------------------

                                                                     2,562,690               3,890,796
                                                                ----------------------------------------
Shareholders' Equity

Capital stock (note 9)                                                   1,025                   1,025

Retained earnings                                                    2,379,330               1,879,882
                                                                ----------------------------------------

                                                                     2,380,355               1,880,907
                                                                ----------------------------------------

                                                                     4,943,045               5,771,703
                                                                ========================================
Approved by the Board of Directors

____________________________________________ Director       __________________________________________ Director

[LOGO OF PRICEWATERHOUSECOOPERS]

HSP Graphics Ltd./Graphiques HSP Ltee.
Statement of Retained Earnings
For the year ended October 31, 1999
________________________________________________________________________________
(expressed in U.S. dollars)

                                                                          1999                   1998
                                                                             $                      $

Retained earnings - Beginning of year                                1,879,882              1,580,965

Net income for the year                                                499,448                298,917
                                                               ----------------------------------------

Retained earnings - End of year                                      2,379,330              1,879,882
                                                               ========================================

[LOGO OF PRICEWATERHOUSECOOPERS]

HSP Graphics Ltd./Graphiques HSP Ltee.
Statement of Income
For the year ended October 31, 1999
_______________________________________________________________________________

(expressed in U.S. dollars)

                                                                          1999                   1998
                                                                             $                      $
Sales                                                                9,933,711              8,801,365

Cost of sales                                                        5,396,284              4,640,911
                                                               ----------------------------------------

Gross margin                                                         4,537,427              4,160,454

Operating expenses                                                   2,933,397              2,986,679
Management fee charges - net                                           344,267                337,192
                                                               ----------------------------------------

Income before interest expense and income taxes                      1,259,763                836,583

Interest on long-term debt                                              75,997                 75,265
Other interest                                                          77,372                115,837
                                                               ----------------------------------------

Income before income taxes                                           1,106,394                645,481
                                                               ----------------------------------------

Provision for income taxes
Current                                                                467,613                294,909
Future                                                                 139,333                 51,655
                                                               ----------------------------------------

                                                                       606,946                346,564
                                                               ----------------------------------------

Net income for the year                                                499,448                298,917
                                                               ========================================

[LOGO OF PRICEWATERHOUSECOOPERS]

HSP Graphics Ltd./Graphiques HSP Ltee.
Statement of Cash Flows
For the year ended October 31, 1999
________________________________________________________________________________

(expressed in U.S. dollars)

                                                                          1999                      1998
                                                                             $                         $
Cash provided by (used in)

Operating activities
Net income for the year                                                499,448                   298,917
Adjustments for items not affecting cash
   Depreciation                                                        162,406                   171,985
   Amortization                                                         63,422                    63,421
   Future income taxes                                                 139,333                    51,655
   Write-off of capital assets                                          39,890                         -
                                                             ---------------------------------------------

                                                                       904,499                   585,978
Changes in non-cash working capital items
   Accounts receivable                                                 452,927                  (323,069)
   Inventories                                                          83,813                  (187,980)
   Prepaid expenses                                                     (8,302)                      776
   Unearned revenue                                                   (169,918)                  169,918
   Accounts payable and accrued liabilities                           (397,309)                  150,597
   Income taxes recoverable/payable                                    273,842                  (167,051)
                                                             ---------------------------------------------

                                                                     1,139,552                   229,169
                                                             ---------------------------------------------

Investing activities
Proceeds on disposal of capital assets                                       -                     6,491
Purchase of capital assets                                             (80,476)                 (148,892)
                                                             ---------------------------------------------

                                                                       (80,476)                 (142,401)
                                                             ---------------------------------------------

Financing activities
Increase (decrease) in long-term debt                                  117,584                  (301,774)
Decrease in promissory note payable                                   (543,737)                 (203,901)
Increase in management fee loan                                         41,636                    37,175
Increase in management bonus payable                                    15,346                    13,702
                                                             ---------------------------------------------

                                                                      (369,171)                 (454,798)
                                                             ---------------------------------------------

Decrease (increase) in bank indebtedness                               689,905                  (368,030)

Bank indebtedness - Beginning of year                                 (765,729)                 (397,699)
                                                             ---------------------------------------------

Bank indebtedness - End of year                                       (75,824)                 (765,729)
                                                             =============================================

Supplemental disclosure of cash flow information
Cash paid during the year for
   Interest                                                            96,339                   140,225
   Income taxes                                                       206,063                   472,828

[LOGO OF PRICEWATERHOUSECOOPERS]

HSP Graphics Ltd./Graphiques HSP Ltee.
Notes to Financial Statement
October 31, 1999
________________________________________________________________________________

(expressed in U.S. dollars)

1  Basis of reporting

   These financial statements have been prepared in accordance with Canadian generally accepted accounting principles and are measured in Canadian dollars; however, for translation of convenience, they have been converted to a reporting currency of U.S. dollars. The 1999 and 1998 financial statements were converted at the October 31, 1999 rate of exchange of 0.6797 U.S. dollars for each Canadian dollar.


2  Summary of significant accounting policies
   Revenue recognition

   The company follows the completed contract method of accounting for contracts in process, whereby billings and costs are recognized as revenues and expenses only when work is substantially complete.

   Capital assets

   Capital assets are valued at cost, less accumulated depreciation. Depreciation is provided over the estimated useful lives of capital assets (except for land) and is calculated on a declining balance at an annual rate of 10% for buildings and 20% for all other assets.

   Inventories

   Inventories are stated at the lower of cost, determined on a first-in, first-out basis, and market. Market is defined as replacement cost for raw materials and as net realizable value for work-in-process.

   Goodwill

   Goodwill is stated net of accumulated amortization. Amortization of goodwill is calculated on a straight-line basis over 30 years. On an annual basis, management review the recoverability of goodwill. The measurement of possible impairment is based primarily on the ability to recover the balance of the goodwill from expected future operating cash flows on an undiscounted basis.

   Measurement of uncertainty

   The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may vary from the current estimates. These estimates are reviewed periodically and, as adjustments become necessary, they are reported in earnings in the periods in which they become known.


[LOGO OF PRICEWATERHOUSECOOPERS]

HSP Graphics Ltd./Graphiques HSP Ltee.
Notes to Financial Statement
October 31, 1999
________________________________________________________________________________

(expressed in U.S. dollars)

   Financial instruments

   The carrying amounts of accounts receivable, accounts payable and accrued liabilities and bank indebtedness approximate fair value due to the short-term maturities of these instruments.

   The carrying value of the demand bank loan approximates its fair value due to the fact that interest is being charged on a floating rate basis.

   Based on available market information and estimated interest rates for long-term debt with similar terms and maturity, the carrying values of the bank loan maturing November 14, 2001, management fee loan and management bonus payable approximate their fair values as at October 31, 1999.

   Unearned revenue

   Amounts billed to customers prior to commencing a contract are deferred and recognized as revenues in the period in which the contract is completed.

   Future income taxes

   The company has applied the new accounting recommendations of section 3465 of the Handbook of the Canadian Institute of Chartered Accountants entitled "Income Taxes". The recommendations adopt the liability method of measuring income taxes based on temporary differences between the financial reporting and tax bases of assets and liabilities. This change in reporting has been applied prospectively and does not have a significant impact on net income for the year.


3  Inventories

                                                                          1999                    1998
                                                                             $                       $
   Raw materials                                                       241,368                 371,818
   Work-in-progress                                                     75,157                  28,520
                                                              ------------------------------------------

                                                                       316,525                 400,338
                                                              ==========================================

[LOGO OF PRICEWATERHOUSECOOPERS]

HSP Graphics Ltd./Graphiques HSP Ltee.
Notes to Financial Statements
October 31, 1999
________________________________________________________________________________

(expressed in U.S. dollars)

4  Capital assets

                                                                                                1999                     1998
                                            ---------------------------------------------------------              -----------
                                                                  Accumulated
                                                  Cost           amortization                     Net                     Net
                                                     $                      $                       $                       $

   Land                                        231,088                      -                 231,088                 231,088
   Buildings                                   757,521                290,026                 467,495                 478,206
   Machinery and equipment                   1,159,089                780,925                 378,164                 485,431
   Computer hardware                            69,582                 43,278                  26,304                  27,815
   Computer software                            51,509                 38,620                  12,889                  15,220
                                    -----------------------------------------------------------------------------------------

                                             2,268,789              1,152,849               1,115,940               1,237,760
                                    =========================================================================================
5  Long-term debt
                                                                                                 1999                    1998
                                                                                                    $                       $

   Bank loan, repayable over 25 months at $16,992 per month plus interest at prime plus 1.5%, due on demand; however, the company has been advised by the lender that payment in full will not be
    required prior to October 31, 2000                                                        424,795                 271,868
   Bank loan, repayable at $2,719 per month plus interest at 7.75%
    fixed, due November 14, 2001                                                              312,649                 347,992
                                                                                   ------------------------------------------

                                                                                              737,444                 619,860
   Less: Current portion                                                                      236,526                 239,244
                                                                                   ------------------------------------------

                                                                                              500,918                 380,616
                                                                                   ==========================================

   A general security agreement providing a first charge on accounts receivable, inventory and equipment; personal guarantees from four shareholders to a maximum of $67,967 each; a first collateral mortgage for $237,885 over 1249 Advance Road with applicable insurance assignment and standard mortgage clause; and a subrogation and subordination of the management fee loan and management bonus payable have been pledged as collateral for the demand bank loan and the bank loan due November 14, 2001.

                                                                             (3)
[LOGO OF PRICEWATERHOUSECOOPERS]

HSP Graphics Ltd./Graphiques HSP Ltee.
Notes to Financial Statements
October 31, 1999
________________________________________________________________________________

(expressed in U.S. dollars)

   Under the terms of the banking agreement, the aggregate amounts of principal payments required in each of the next three years are as follows:

                                           $

      2000                           236,526
      2001                           236,526
      2002                           264,392
                                -------------

                                     737,444
                                =============

   The company's banking agreements specify numerous covenant requirements. As at October 31, 1999, these covenants were not met by the company. The company has, however, received appropriate waivers of these covenants.


6  Promissory note payable

   The promissory note, which was owing to a former employee of the company, was repaid during the year.


7  Management fee loan

   A management fee loan of $250,119 as at October 31, 1999 (1998 - $250,119) bears interest at 12% per annum and has no fixed repayment terms.

   On January 2, 1997, an agreement was reached between HSP USA Management Corporation ("HSP USA") and the company forgiving $672,829 of the $922,948 consulting and management fee charged by HSP USA to the company during the year ended October 31, 1995, together with related interest charged during fiscal 1996 on the unpaid fee. The forgiveness was a result of a Revenue Canada re-assessment of the company's 1995 taxation year. Income resulting from the forgiveness of $672,829 and income taxes related thereto were included in the 1996 financial statements.

   The components of the management fee loan are as follows:

                                                         1999            1998
                                                            $               $

      Management fee loan                             250,119         250,119
      Accrued interest on management fee loan         138,486          96,850
                                                    --------------------------

                                                      388,605         346,969
                                                    ==========================

                                                                             (4)
[LOGO OF PRICEWATERHOUSECOOPERS]

HSP Graphics Ltd./Graphiques HSP Ltee.
Notes to Financial Statements
October 31, 1999
________________________________________________________________________________

(expressed in U.S. dollars)

8  Management bonus payable

   A management bonus payable of $101,951 (1998 - $101,951) bearing interest at 12% per annum is owing to a shareholder of the company and has no fixed repayment terms. The components of the management bonus payable are as follows:

                                                          1999            1998
                                                             $               $

      Management bonus payable                         101,951         101,951
      Accrued interest on management bonus payable      41,282          25,936
                                                     --------------------------

                                                       143,233         127,887
                                                     ==========================

9  Capital stock

   Authorized
       Unlimited number of common shares

   Issued

                                                          1999            1998
                                                             $               $

      850 (1998 - 850) common shares                     1,025           1,025
                                                      =========================

   Under the terms of a shareholders' agreement, one of the company's shareholders has the option (the "put option") to require the company to purchase any or all of the shareholder's 250 common shares at a price per share based on a predetermined formula taking into account operating results and values of the fiscal year-end immediately prior to exercise of the put option. The shareholder's ability to require the company to purchase the common shares under the put option is restricted to the point where the purchase does not cause a material default under the company's credit facilities, nor a result in a violation of corporate law.

   Under the terms of the shareholders' agreement, the company has the option ("the call option") to redeem all of the common shares of the shareholder referred to in the preceding paragraph at a price per share based on a predetermined formula taking into account operating results and values of the fiscal year-end immediately prior to the exercise of the call option (refer also to note 15).

                                                                             (5)
[LOGO OF PRICEWATERHOUSECOOPERS]

HSP Graphics Ltd./Graphiques HSP Ltee.
Notes to Financial Statements
October 31, 1999
________________________________________________________________________________

(expressed in U.S. dollars)

10 Operating lease commitments

   Future minimum lease payments required under the terms of automobile and office equipment leases for the next four years are as follows:

                                                    $

      2000                                     46,095
      2001                                     37,081
      2002                                     31,656
      2003                                      1,132
                                            ----------

                                              115,964
                                            ==========

11 Pension plan

   The company sponsors a defined contribution pension plan for hourly and salary employees. Pension expense amounted to $53,059 during 1999 (1998 - $54,294).


12 Related party transactions and balances

   a) During the year, total sales of $nil (1998 - $12,630) were made to a company controlled by one of the shareholders of the company.

   b) During the year, management fees totalling $344,267 (1998 - $337,192) were paid to a company controlled by two of the shareholders of HSP Graphics Ltd. / Graphiques HSP Ltee.

   c) Included in accounts receivable is a receivable of $40,578 (1998 - $nil) due from a shareholder of the company.

   d) Included in accounts payable is an amount of $nil (1998 - $31,769) due to a shareholder of the company.

   These transactions are in the normal course of operations and are measured at the exchange amount, which is the amount of considerations established and agreed by the related parties.

                                                                             (6)
[LOGO OF PRICEWATERHOUSECOOPERS]

HSP Graphics Ltd./Graphiques HSP Ltee.
Notes to Financial Statements
October 31, 1999
________________________________________________________________________________

(expressed in U.S. dollars)

13 Contingencies

   a) During 1993, the company filed a court action against certain parties, seeking the recovery of previous years' pension fund contributions in the amount of $62,407 that were made by the company but not deposited to the pension fund. In addition, the company is seeking punitive damages in the amount of $101,951. Any recovery of pension fund contributions will be contributed to the pension plan. The amount of additional payments, if any, to be made to the pension plan by the company is not presently determinable.

   b) The company has been named defendant in a lawsuit in the amount of $38,889 for breach of contract. In the opinion of management, the claim is without merit, and no provision has been made for the claim in the accounts.

14 Uncertainty due to the Year 2000 Issue

   The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the entity, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.


15 Subsequent event

   On November 1, 1999, the company redeemed one hundred and twenty seven of its outstanding common shares for consideration of $1,380,416. The amount in excess of the book value of these common shares of $154 amounted to $1,380,262 and will be accounted for as a distribution to the common shareholder (refer also to note 9).

                                                                             (7)
[LOGO OF PRICEWATERHOUSECOOPERS]